      HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      [Logo of HSBC Asset Management Americas Inc. Appears Here]
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      International Equity Fund
     ------------------------------------------------------------------


July 18, 2000

Executive Summary

 . Value equities begin to perform

 . Currencies have micro implications too

 . Japan remains overvalued

In the 2nd half of the six months ended June 30, 2000, the majority of equity markets produced negative returns in United States ("U.S.") Dollar terms, with the notable exceptions being Australia, Belgium and Norway which all produced positive returns of over 6%. The Asian markets that were especially weak were Hong Kong and Japan, which fell by 13.5% and 6.2% to the U.S. Dollar investor. The majority of Scandinavian markets in Europe produced particularly poor returns with local currency returns falling by 3.1%, 8.4% and 5.5% for Denmark, Finland and Sweden, reflecting their high exposure in technology and telecommunications sectors. Germany, Spain and the United Kingdom ("U.K.") also showed disappointing returns over the second quarter with performances of (11.8%), (7.5%) and (6.5%) in U.S. Dollar terms. The U.K. was especially hindered by a weak currency, which fell by 5.1% against the U.S. Dollar over the period. The Japanese Yen and New Zealand dollar also had a negative impact on the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI-EAFE") Index's/1/ performance with both currencies falling by 3.1% and 5.2% respectively.

March was a turning point. From the second half of that month on, the market darlings were no longer technology and telecommunications stocks, but rather those in the so-called "old economy".

Within the undoubtedly fast growth sectors of technology, media and telecommunications companies, investors will no longer be prepared to ignore questionable fundamentals, such as high cash "burn" rates for business-to-consumer internet retailers, or huge license fees in European telecommunications. There has been a significant switch to valuing growth, rather than chasing it.

The first six months have seen increased volatility in currency markets, reflecting an unclear interest rate picture and huge cross-border capital flows. An understanding of currency impact on corporate earnings and competitiveness is vital since many companies operate in the global market place. We believe that a fundamental assessment of currency value is key to an accurate appraisal of the long-term micro fundamentals of stocks.

Despite evidence that there may be a growing closeness between the performance of stocks within industrial global sectors, recent differences in market returns have also demonstrated that socio-economic and political factors do
------
/1/Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
  (EAFE) Index is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

HSBC Mutual Funds Trust

remain important. Our negative stance on Japan bore some fruit in the second quarter. A combination of unattractive valuations and unclear communications on monetary policy or deregulation, justify our value stance. The key driver will be the speed with which Japanese corporations embrace "U.S. style" return-on-equity parameters. Progress has been made here, and we believe there is more to come. However, it is happening too slowly to make equities attractive at this time.

The International Equity Fund (the "Fund") significantly outperformed the MSCI-EAFE in the second quarter as a result of very strong stock selection. The Fund continues to focus on value opportunities outside the U.K.

Economic Background

 . U.S. economy slower, but deficit worst since Civil War

 . Europe on the rise

 . World demand remains high

Economic trends are mostly on message. The U.S. economy is slowing while Europe is picking up. The Euro has risen, at the expense of the dollar. If there is a surprise, it's that the Euro has not risen more quickly.

Higher interest rates are making some impact on the U.S. There are some signs of a slowdown, principally in housing, which will have an effect on consumer demand. However, economic growth remains high. Not until it gets below 3% can one expect much improvement in the balance of payments, or indeed any reduction in the risks of inflation. The Consumer Price Index/2/ ("CPI") was already above 3% a year ago, and seems likely to get worse before it gets better. We believe that further interest rate hikes are in the cards.

By borrowing Euros, U.S. companies have been helping to drag in the capital to finance the hole in the U.S. current account--now the worst since the Civil War. As U.S. business confidence wanes, so will the flow of capital; then the dollar will fall. In fact--we may have already seen the tide turn. The dollar fell in both May and June. Since the U.S. Dollar hit 89 cents versus the Euro in early May, the Euro has risen 8%; the yen is up 5% from its low and the Australian Dollar up 6%. Nevertheless, we still believe the U.S. Dollar to be significantly over-valued and will need to decline further before it has a big impact on the current account.

With the Euro improving, the European Central Bank should become less concerned about monetary conditions being too loose. But it is unlikely to get complacent. European growth is now almost as fast as in the U.S. May industrial production was 6% higher than a year ago, reflecting strong exports, high investment and confident consumers. Such high rates will hurt the Euro balance of payments, but it does start from a good surplus. Strong demand and historically low interest rates mean that Euro zone public finances are in good shape, and there is more money to come from the sale of telecom rights. Fiscal policy is being eased, keeping the European economies on the boil for the next several quarters. Productivity is high, so domestic cost pressures are almost non-existent. What little inflation there is reflects external factors (oil prices and the past decline of the Euro). The different strategic positions of the U.S. and European economies suggest the Euro will improve further against the U.S. Dollar.

In contrast, Japan remains mired. The optimism of some observers has again been dashed. Japanese company profits are doing well, but a more bullish outlook by business in general seems some way off. Nevertheless, even a modest growth outlook is better than the recent past.
--------
/2/The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket.

HSBC Mutual Funds Trust


World activity remains high, so those who look for big falls in oil prices may be disappointed. World inflation is still benign, but the pressure is gradually building.

Political Background

 . Mexico elects a non-PRI president

 . No change in Japan (again)

There is no doubt that the political event of the quarter was the fact that Vicente Fox became president of Mexico. What Fox will do, or even whether he will actually do anything much, is not the important issue. He is the first president of Mexico in 71 years who does not belong to the Institutional Revolutionary Party (PRI), a party which in the past has controlled Mexico, and which seemingly was prepared to do virtually anything to make sure that it held on to power. Fox's win shows that Mexico may have joined the ranks of democratic modern states. Because the PRI has had a monopoly of power, the problems of the poor have escalated into serious regional issues. There is now a chance they may be addressed differently, but whether this is a recipe for success, or for chaos, is yet to be determined.

Being reminded of how long it took Mexico to break with the past should make us less surprised at the result of the election in Japan. In short, very little changed. The ruling Liberal Democratic-led (the "LDP") coalition remains in place with a reasonable majority, despite having no more than 50% of the vote. At first glance, this was a surprise. The economy has been in such a poor state for so long that some kind of electoral reprimand might have been expected. In fact, that did happen to an extent, but the LDP and its allies understood Japan's electoral system better than their opponents, and were better at arranging local constituency pacts. Therefore, their results in terms of seats were better than the opposition. The opposition should become better disciplined after this. In addition, the public debt problem will demand tough action, while the economy seems unlikely to stage a major recovery. Finally, remember that Japan (like the U.S. and U.K.) has a winner take all electoral system, which can magnify opinion changes. The risk of some major electoral earthquake in Japan remains. Until then, expect no big changes to economic policy.

Fixed Income

 . Value lies outside the U.S.

In the 2nd half of the six months ended June 30, 2000, most bond markets were again positive, averaging a 1% rise in local currency terms. Mostly, it felt as if the U.S. (up 1.5%) led the way because Japan was up only 0.7% and the Euro markets 0.6%--but in fact the other Anglo markets were strong. Australia rose 2.8%, New Zealand 2.6%, the U.K. 1.9% and Canada 1.7%. U.S. Dollar returns were again eroded by currency changes. The U.S. Dollar rose 1.6% on average, with both Sterling and New Zealand dollar down 5%, and the yen down 3%; these three had the worst U.S. Dollar returns, (3.3%), (2.8%) and (2.3%) respectively. However, this picture of a strong U.S. Dollar in the 2nd quarter is misleading, as it weakened in both May and June.

HSBC Mutual Funds Trust


Currencies

 . U.S. Dollar turns (at last)

 . Getting harder to finance U.S. deficit

 . Many non-U.S. currencies are cheap

Since early May, the U.S. Dollar has been weak. This may appear something of a rush to judgement, as this is such a short period of experience, but we do not think so. We have previously emphasized the large U.S. current account, and that this needs to be covered by a similarly large inflow of capital, if the U.S. Dollar is to do no more than hold its present value in the foreign exchanges. Until now, the U.S. has found this easy to do. The corporate sector has been busy borrowing abroad (not necessarily direct, but via U.S. banks) and the build-up of oil surpluses has also helped.

To us, the surprise is that U.S. Dollar strength has gone on for so long. Now, the profitability problems of a number of U.S. technology-based companies are becoming well publicized. They will find borrowing more difficult in the quarters ahead, and this will translate into less capital inflow. But the current account shows no sign of getting any smaller, and it will not until U.S. growth gets well below 3%. The U.S. Dollar is at risk, not just of a prolonged decline, but possibly a sharp one.

In currency terms, the best values lie outside the U.S. In fact, a number of currencies are at historical extremes of value. This description applies to the Euro, to the Australian and New Zealand dollars, and to a lesser extent the Canadian currency. Sterling and the yen continue to be ones to avoid.

Sincerely,
/s/ Clive Gillmore
Clive Gillmore
Regional Research Director, Equities
Delaware International Advisers, Ltd.
--------
The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Portfolio composition is subject to change.

The views expressed in this report reflect those of the portfolio manager through the year ended June 30, 2000. The manager's views are subject to change at any time based on the market and other conditions.

4
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HSBC Mutual Funds Trust


                           International Equity Fund
                       Performance (as of June 30, 2000)
                             [GRAPH APPEARS HERE]

              International    International
               Equity Fund-     Equity Fund-       MSCI-
              Class A Shares   Class A Shares      EAFE
              (without load)     (with load)      Index(3)


April 1994       10,000           9,497            10,000
December 1994     9,550           9,069             9,990
December 1995     9,970           9,468            11,110
December 1996    10,600          10,066            11,781
December 1997    10,382           9,860            11,991
December 1998    11,557          10,975            14,389
December 1999    13,853          13,156            18,268
June 2000        14,140          13,428            17,526


          Average Annual Total Return
                                           Inception
                     1 Year     5 Year     (3/1/95)
Institutional
Class A Shares
Offering Price
& NAV                10.50%      8.46%       9.27%
Class A Shares
Offering Price(1)     5.00%      7.35%       4.83%
NAV(2)               10.50%      8.46%       5.76%

    - -  International Equity Fund-
         Class A Shares (without load)
-------  International Equity Fund-
         Class A Shares (with load)
_______  MSCI-EAFE Index(3)


The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) Includes the maximum sales charge of 5.00%
(2) Excludes the maximum sales charge of 5.00%
(3) The MSCI-EAFE Index (the "Index) is a broad based capitalization weighted unmanaged index that represents the general performance of over 1,000 companies of the European, Australian and Far Eastern equity markets. The Index is widely accepted and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
The above illustration compares a $10,000 investment in the International Equity Fund, Class A Shares, on April 25, 1994 (date of inception) to a $10,000 investment in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI-EAFE) Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance reflects the reduction and/or reimbursement of a portion of the Fund's fees. Without reductions and/or reimbursements the performance for the period would have been lower.
Investors cannot invest directly in an index, although they can invest in its underlying securities.
International investing involves increased risks and volatility.

HSBC Mutual Funds Trust

Board of Trustees

JEFFREY J. HAAS         Professor of Law, New York Law School

RICHARD J. LOOS         Former Managing Director, HSBC Asset Management
                        Americas, Inc.

CLIFTON H.W. MALONEY    President, C.H.W. Maloney & Co. Inc.

JOHN C. MEDITZ          President, Horizon Asset Management, Inc.

HARALD PAUMGARTEN       Managing Director, Heritage Capital Corp.

JOHN P. PFANN           Former Senior Vice President and Treasurer, ITT

ROBERT A. ROBINSON      Trustee, Henrietta and B. Frederick H. Bugher
                        Foundation

--------------------------------------------------------------------------------

Officers

WALTER B. GRIMM         President


ANTHONY J. FISCHER      Vice President


CHARLES L. BOOTH        Vice President


MARK L. SUTER           Vice President


NADEEM YOUSAF           Treasurer


STEVEN R. HOWARD        Secretary


ALAINA V. METZ          Assistant Secretary


ROBERT L. TUCH          Assistant Secretary

HSBC Mutual Funds Trust

Schedule of Portfolio Investments as of June 30, 2000 (Unaudited)

                           INTERNATIONAL EQUITY FUND

 Shares                     Security Description                        Value
 -------                    --------------------                     -----------

 COMMON STOCKS (96.7%)
 Australia (11.9%)
 286,800 Amcor Ltd................................................   $ 1,005,824
 482,000 CSR Ltd..................................................     1,342,829
 496,500 Foster's Brewing Group Ltd...............................     1,401,112
 100,250 National Australia Bank Ltd..............................     1,679,240
 118,000 Orica Ltd................................................       536,899
  95,600 Paperlinx Ltd.(b)........................................       181,959
                                                                     -----------
                                                                       6,147,863
                                                                     -----------
 Belgium (1.6%)
   3,220 Electrabel SA............................................       799,136
                                                                     -----------
 France (9.0%)
  16,006 Alcatel..................................................     1,054,077
   7,268 Compagnie de Saint-Gobain................................       986,532
  22,000 Societe Generale.........................................     1,328,605
   8,369 Total SA, Class B........................................     1,288,404
                                                                     -----------
                                                                       4,657,618
                                                                     -----------
 Germany (8.5%)
  31,900 Bayer AG.................................................     1,247,623
  18,393 Bayerische Vereinsbank AG................................     1,200,695
  28,080 RWE AG...................................................       947,486
   6,350 Siemens AG...............................................       958,710
                                                                     -----------
                                                                       4,354,514
                                                                     -----------
 Hong Kong (3.0%)
 265,000 Hong Kong Electric Holdings Ltd..........................       853,300
 385,485 Wharf (Holdings) Ltd.....................................       689,864
                                                                     -----------
                                                                       1,543,164
                                                                     -----------
 Japan (14.4%)
  30,000 Canon Inc................................................     1,497,143
  33,000 Eisai Co., Ltd...........................................     1,060,476
 117,000 Hitachi Ltd..............................................     1,691,942
  52,000 Matsushita Electric Industrial Co., Ltd..................     1,351,588
  65,000 Nichido Fire & Marine Insurance Co., Ltd.................       356,328
     360 West Japan Railway Co....................................     1,463,117
                                                                     -----------
                                                                       7,420,594
                                                                     -----------

HSBC Mutual Funds Trust

                           INTERNATIONAL EQUITY FUND

 Shares                     Security Description                        Value
 -------                    --------------------                     -----------

 COMMON STOCKS (continued)
 Netherlands (7.3%)
  98,800 Elsevier NV..............................................   $ 1,201,853
  19,877 ING Groep NV.............................................     1,349,015
  19,499 Royal Dutch Petroleum Co.................................     1,216,820
                                                                     -----------
                                                                       3,767,688
                                                                     -----------
 New Zealand (2.5%)
 487,000 Carter Holt Harvey Ltd...................................       424,127
 251,400 Telecom Corp. of New Zealand Ltd.........................       881,690
                                                                     -----------
                                                                       1,305,817
                                                                     -----------
 Singapore (2.3%)
 151,000 Jardine Matheson Holdings Ltd............................       661,380
  79,000 Oversea-Chinese Banking Corp., Ltd.......................       543,732
                                                                     -----------
                                                                       1,205,112
                                                                     -----------
 South Africa (2.1%)
 446,400 Sanlam Ltd...............................................       527,402
  82,200 Sasol Ltd................................................       551,655
                                                                     -----------
                                                                       1,079,057
                                                                     -----------
 Spain (4.8%)
  71,728 Banco Santander Central Hispanoamer SA...................       759,773
  57,310 Iberdrola SA.............................................       741,647
  44,059 Telefonica SA............................................       950,276
                                                                     -----------
                                                                       2,451,696
                                                                     -----------
 United Kingdom (29.3%)
  79,144 Associated British Foods PLC.............................       547,860
 133,549 Bass PLC.................................................     1,494,110
 168,486 BG Group PLC.............................................     1,086,603
 203,600 Blue Circle Industries PLC...............................     1,319,226
 157,400 Boots Co. PLC............................................     1,200,972
 200,100 British Airways PLC......................................     1,151,898
  67,800 Cable & Wireless PLC.....................................     1,151,649
  93,300 GKN PLC..................................................     1,188,594
  93,300 GKN PLC, B Shares........................................        15,537
  41,923 Glaxo Wellcome PLC.......................................     1,221,745
 210,180 Great Universal Stores PLC...............................     1,313,337

HSBC Mutual Funds Trust

                           INTERNATIONAL EQUITY FUND

 Shares                     Security Description                        Value
 -------                    --------------------                     -----------

 COMMON STOCKS (continued)
 United Kingdom (continued)
 109,600 Halifax Group PLC........................................   $ 1,051,956
 174,799 PowerGen PLC.............................................     1,503,089
  48,900 Rio Tinto PLC............................................       801,002
                                                                     -----------
                                                                      15,047,578
                                                                     -----------
    Total Common Stocks (Cost - $43,207,625).......................   49,779,837
                                                                     -----------
    Total Investments (Cost - $43,207,625) (a)--96.7%..............   49,779,837
    Other assets in excess of liabilities--3.3%....................    1,687,696
                                                                     -----------
    NET ASSETS--100.0%.............................................  $51,467,533
                                                                     ===========

--------
At June 30, 2000, the fund's open forward currency contracts were as follows:

                                      Contract       Contract               Unrealized
                         Delivery      Amount          Value      Market  Appreciation/
Currency                   Date   (Local Currency) (U.S. Dollar)  Value   (Depreciation)
--------                 -------- ---------------- -------------  ------  --------------
SHORT CONTRACTS
British Pound...........  7/3/00        172,364      $260,443    $260,943     $(500)
Japanese Yen............  7/3/00     20,319,280       192,509     192,051       458
                                                     --------    --------     -----
TOTAL SHORT CONTRACTS.............................   $452,952    $452,994     $ (42)
                                                     ========    ========     =====

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation....................................... $ 9,620,168
     Unrealized depreciation.......................................  (3,047,956)
                                                                    -----------
     Net unrealized appreciation................................... $ 6,572,212
                                                                    ===========

(b) Represents a non-income producing security.

AG - Aktiengesellschaft (West German Stock Co.)
NV - Naamloze Vennootschap (Dutch Corp.)
PLC - Public Limited Company
SA - Societe Anonyme (French Corp.)

See Notes to Fnancial Statements.

HSBC Mutual Funds Trust

Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

                           INTERNATIONAL EQUITY FUND
Assets:
 Investments, at value (cost $43,207,625)......................... $49,779,837
 Foreign cash.....................................................      52,019
 Cash.............................................................     966,977
 Dividends receivable.............................................     217,987
 Receivable from investments sold.................................     452,994
 Foreign tax reclaims receivable..................................      67,638
 Prepaid expenses.................................................       6,485
                                                                   -----------
Total Assets......................................................  51,543,937
                                                                   -----------
Liabilities:
 Accrued expenses and other payables:
  Investment advisory.............................................      24,706
  Administration..................................................       4,129
  Other...........................................................      47,569
                                                                   -----------
Total Liabilities.................................................      76,404
                                                                   -----------
Net Assets........................................................ $51,467,533
                                                                   ===========
Composition of Net Assets:
 Capital.......................................................... $38,833,050
 Accumulated net investment income................................     616,341
 Accumulated net realized gains from investment and foreign
  currency transactions...........................................   5,436,029
 Unrealized appreciation from investments and translation of
  assets and liabilities denominated in foreign currencies........   6,582,113
                                                                   -----------
Net Assets........................................................ $51,467,533
                                                                   ===========
Institutional Class Shares:
 Net Assets....................................................... $51,201,220
 Shares of beneficial interest issued and outstanding.............   3,992,412
                                                                   -----------
 Net Asset Value, Offering Price and Redemption Price per share... $     12.82
                                                                   ===========
Class A Shares:
 Net Assets....................................................... $   266,313
 Shares of beneficial interest issued and outstanding.............      20,773
                                                                   -----------
 Net Asset Value and Redemption Price per share................... $     12.82
                                                                   ===========
 Maximum sales charge.............................................        5.00%
 Maximum offering price (Net Asset Value/(100%-maximum sales
  charge)......................................................... $     13.49
                                                                   ===========

See Notes to Financial Statements.

HSBC Mutual Funds Trust

Statement of Operations
For the six months ended June 30, 2000 (Unaudited)
                           INTERNATIONAL EQUITY FUND

Investment Income:
 Dividends......................................................... $ 1,000,367
 Foreign tax withholding...........................................     (99,901)
                                                                    -----------
Total Investment Income............................................     900,466
Expenses:
 Investment advisory...............................................     260,660
 Administration ...................................................      43,444
 Custodian.........................................................       9,131
 Printing..........................................................      24,240
 Transfer agent....................................................      18,214
 Other.............................................................      38,030
                                                                    -----------
  Total expenses before contractual fee reductions.................     393,719
  Contractual fee reductions.......................................    (109,594)
                                                                    -----------
Net expenses.......................................................     284,125
                                                                    -----------
Net Investment Income..............................................     616,341
                                                                    -----------
Net Realized/Unrealized Gains (Losses) from Investments and
 Foreign Currencies:
 Net realized gains from investment and foreign currency
  transactions.....................................................   3,429,285
 Change in unrealized appreciation/depreciation from investments and foreign currencies...........................................  (4,189,815)
                                                                    -----------
 Net realized/unrealized losses from investments and foreign
  currencies.......................................................    (760,530)
                                                                    -----------
Change in net assets resulting from operations..................... $  (144,189)
                                                                    ===========

See Notes to Financial Statements.

HSBC Mutual Funds Trust

Statement of Changes in Net Assets

                                                  International Equity Fund
                                              ----------------------------------
                                                  For the           For the
                                              six months ended    year ended
                                               June 30, 2000   December 31, 1999
                                              ---------------- -----------------
                                                (Unaudited)
Investment Activities:
Operations:
 Net investment income.......................   $    616,341      $ 1,191,169
 Net realized gains from investment and
  foreign currency transactions..............      3,429,285        7,163,117
 Change in unrealized
  appreciation/depreciation from investments
  and foreign currencies.....................     (4,189,815)       3,737,002
                                                ------------      -----------
Change in net assets resulting from
 operations..................................       (144,189)      12,091,288
                                                ------------      -----------
Dividends:
 Institutional Class Shares:
  From net investment income.................             --       (1,118,602)
  In excess of net investment income.........             --         (350,209)
  From net realized gains (losses) from
   investment transactions...................             --       (4,419,816)
 Class A Shares:
  From net investment income.................             --           (3,639)
  In excess of net investment income.........             --           (1,139)
  From net realized gains (losses) from
   investment transactions...................             --          (14,402)
                                                ------------      -----------
Change in net assets from shareholder
 dividends...................................             --       (5,907,807)
                                                ------------      -----------
Change in net assets from capital share
 transactions................................    (18,697,219)      (1,272,202)
                                                ------------      -----------
Change in net assets.........................    (18,841,408)       4,911,279
                                                ------------      -----------
Net Assets:
 Beginning of period.........................     70,308,941       65,397,662
                                                ------------      -----------
 End of period...............................   $ 51,467,533      $70,308,941
                                                ============      ===========

See Notes to Financial Statements.

HSBC Mutual Funds Trust

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. Organization

  HSBC Mutual Funds Trust (the "Trust") was organized in Massachusetts on November 1, 1989 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The accompanying financial statements are for the International Equity Fund (the "Fund").

  The Fund is authorized to issue four classes of shares as follows:
  Institutional Class Shares, Class A Shares, Class B Shares and Class C Shares. At June 30, 2000, the Fund had not issued any Class B Shares or Class C Shares. Each class has identical rights and privileges except with respect to the fees paid under service organization and distribution plans, voting matters affecting a single class of shares and the exchange privileges of each class of shares.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (the "U.S."). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Fund's Board of Trustees.

  Bonds and other fixed-income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing services, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuation and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

  Security Transactions and Related Income:

  Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Securities gains and losses are calculated on the identified cost basis.

HSBC Mutual Funds Trust

  Expense Allocation:

  Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses, which are applicable to all Funds, are allocated among them on the basis of relative net assets or another appropriate basis. Expenses specific to a class are charged to that class.

  Foreign Currency Translation:

  The accounting records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  Forward Foreign Currency Exchange Contracts:

  The Fund entered into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. Dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

  Federal Income Taxes and Dividends:

  The Fund is a separate taxable entity for federal tax purposes. The Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. The Fund declares and pays substantially all net investment income and net realized gains, if any, at least annually. Additional dividends are also made to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies. Accordingly, no provision for federal or excise tax is required.

3. Related Party Transactions

  Investment Adviser:

  The Trust retains HSBC Asset Management Americas, Inc. to act as Investment Adviser (the "Investment Adviser") for the Fund. The Investment Adviser is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As compensation for its services, the Investment Adviser is entitled to receive a fee accrued daily, and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets. For the six months ended June 30, 2000, the Investment Adviser contractually reduced $95,113 in investment advisory fees.

HSBC Mutual Funds Trust

  The Investment Adviser appointed Delaware International Advisers Ltd. (the "Sub-adviser") to act as sub-adviser for the Fund. The Sub-adviser receives an annual fee accrued daily and paid monthly by the Investment Adviser for its services.

  Administrator:

  BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., with whom certain officers are affiliated, serves the Trust as administrator. Such officers are not paid any fees directly by the Fund for serving as officers of the Trust. In accordance with the terms of the Management and Administration Agreement, BISYS is entitled to receive a fee accrued daily, and paid monthly, at an annual rate of 0.15% of the Fund's average daily net assets. For the six months ended June 30, 2000, BISYS contractually reduced $14,481 in management and administration fees.

  Distribution:

  BISYS Fund Services Limited Partnership (the "Distributor") serves as distributor of the Fund.

  The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act with respect to Class A Shares, Class B Shares and Class C Shares of the Fund. The Plan provides for a monthly payment by the Fund to the Distributor for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% for Class A Shares, and 0.75% for Class B Shares and Class C Shares, of the average net assets of each respective class. The Fund incurred no expenses with regard to the Plan for the six months ended June 30, 2000.

  The Distributor is entitled to receive commissions on sales of shares of the Fund. For the six months ended June 30, 2000, the Distributor received $1,287 from commissions earned on sales of shares of the Fund, all of which was reallowed to affiliated broker/dealers of the Fund.

  Service Organization:

  The Fund may enter into Service Organization agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles record-keeping and provides certain administration services for its customers who invest in the Fund through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments for the performance of its service under the Service Agreement. The payments from the Fund on an annual basis will not exceed 0.35% of the average value of the Fund's Class A Shares and 0.50% of the average value for Class B Shares and Class C Shares held in the sub-accounts of the Service Organizations. For the six months ended June 30, 2000, the Fund's Class A Shares did not participate in any Service Agreements.

  Fund Accountant, Transfer Agent, and Custodian:

  BISYS provides fund accounting and transfer agent services for the Fund. In addition, Bank of New York serves as custodian for the Fund. For these services to the Fund, BISYS and Bank of New York receive an annual fee accrued daily and paid monthly.

HSBC Mutual Funds Trust

  Legal Counsel:

  A partner of the Trust's legal counsel served as Secretary of the Trust. Paul, Weiss, Rifkind, Wharton and Garrison served as the Trust's legal counsel for the six months ended June 30, 2000. For the six months ended June 30, 2000, legal fees incurred by the Fund totaled $763.

4. Investment Transactions

  Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2000 were $2,274,726 and $21,049,780, respectively.

5. Capital Share Transactions

  The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Transactions in dollars and shares for the six months ended June 30, 2000 were as follows:

                              For the six months
                                     ended              For the year ended
                                 June 30, 2000           December 31, 1999
                            ------------------------  ------------------------
                               Amount       Shares       Amount       Shares
                            ------------  ----------  ------------  ----------
                                  (Unaudited)
   Institutional Class
    Shares:
    Issued................. $  6,221,866     519,144  $ 20,432,876   1,626,249
    Reinvested.............           --          --            --          --
    Redeemed...............  (24,929,086) (2,102,894)  (21,671,840) (1,772,526)
                            ------------  ----------  ------------  ----------
   Net decrease............  (18,707,220) (1,583,750)   (1,238,964)   (146,277)
                            ------------  ----------  ------------  ----------
   Class A Shares:
    Issued.................       30,880       2,690        12,839       1,002
    Reinvested.............           --          --        19,181       1,573
    Redeemed...............      (20,879)     (1,768)      (65,258)     (5,478)
                            ------------  ----------  ------------  ----------
   Net decrease............       10,001         922       (33,238)     (2,903)
                            ------------  ----------  ------------  ----------
   Total Net decrease...... $(18,697,219) (1,582,828) $ (1,272,202)   (149,180)
                            ============  ==========  ============  ==========

                      [This Page Intentionally Left Blank]

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                           INTERNATIONAL EQUITY FUND

Selected per share data for a share outstanding throughout each period indicated.

                                         Institutional Class Shares
                         -------------------------------------------------------------------
                                                                              For the period
                         For the six                                             March 1,
                         months ended   For the year ended December 31,         1995(c) to
                           June 30,     -----------------------------------    December 31,
                             2000        1999     1998     1997      1996          1995
                         ------------   -------  -------  -------   -------   --------------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 12.56      $ 11.38  $ 10.35  $ 10.61   $  9.98      $  8.81
                           -------      -------  -------  -------   -------      -------
Investment Activities:
 Net investment income..      0.15         0.22     0.08     0.04*    (0.01)       (0.03)
 Net realized and
  unrealized
  gains/(losses) from
  investment and foreign
  currency
  transactions..........      0.11         2.01     1.09    (0.27)     0.64         1.20
                           -------      -------  -------  -------   -------      -------
Total from Investment
 Activities.............      0.26         2.23     1.17    (0.23)     0.63         1.17
                           -------      -------  -------  -------   -------      -------
Dividends:
 Net investment income..        --        (0.20)   (0.08)   (0.02)       --           --
 In excess of net
  investment income.....        --        (0.06)   (0.02)   (0.01)       --           --
 Net realized gains from
  investment and foreign
  currency
  transactions..........        --        (0.79)   (0.04)      --        --           --
                           -------      -------  -------  -------   -------      -------
Total Dividends.........        --        (1.05)   (0.14)   (0.03)       --           --
                           -------      -------  -------  -------   -------      -------
Net Asset Value, End of
 Period.................   $ 12.82      $ 12.56  $ 11.38  $ 10.35   $ 10.61      $  9.98
                           =======      =======  =======  =======   =======      =======
Total Return (excludes
 sales charges).........      2.07%(a)    19.87%   11.32%   (2.15)%    6.31%       13.28%(a)
Ratios/Supplemental
 Data:
 Net assets at end of
  period (000's)........   $51,201      $70,060  $65,139  $67,458   $21,110      $15,253
 Ratio of expenses to
  average net assets....      0.98%(b)     1.00%    1.14%    1.12%     2.04%        2.62%(b)
 Ratio of net investment
  income to average net
  assets................      2.13%(b)     1.83%    0.81%    0.35%    (0.10)%      (0.34)%(b)
 Ratio of expenses to
  average net assets**..       (d)         1.47%    1.61%    1.91%     2.89%        3.12%(b)
 Portfolio turnover
  rate***...............      4.03%       22.60%  163.90%  112.54%    77.91%       90.31%

--------
 (a)  Not annualized.
 (b)  Annualized.
 (c)  Commencement of operations.
 (d) For the six months ended June 30, 2000, there were no voluntary fee reductions/reimbursements.
  *  Based on average shares outstanding.
 ** During the period, certain fees were contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Ratios for periods prior to January 1, 2000 were calculated including voluntary and contractual fee reductions/reimbursements. Starting with the six months ended June 30, 2000, ratios are calculated using voluntary reductions/reimbursements only.
*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See Notes to Financial Statements.

                        Class A Shares
 ----------------------------------------------------------------------------------

 For the six
 months ended             For the year ended December 31,
   June 30,        ------------------------------------------------------------------
     2000           1999          1998          1997           1996          1995
 ------------      ------        ------        ------         ------         -----
 (Unaudited)
    $12.56         $11.38        $10.35        $10.60         $ 9.97         $9.55
    ------         ------        ------        ------         ------         -----

      0.13           0.22          0.08          0.06*         (0.02)        (0.07)


      0.13           2.01          1.09         (0.28)          0.65          0.49
    ------         ------        ------        ------         ------         -----
      0.26           2.23          1.17         (0.22)          0.63          0.42
    ------         ------        ------        ------         ------         -----

        --          (0.20)        (0.10)        (0.03)            --            --
        --          (0.06)           --            --             --            --

        --          (0.79)        (0.04)           --             --            --
    ------         ------        ------        ------         ------         -----
        --          (1.05)        (0.14)        (0.03)            --            --
    ------         ------        ------        ------         ------         -----
    $12.82         $12.56        $11.38        $10.35         $10.60         $9.97
    ======         ======        ======        ======         ======         =====
      2.07%(a)      19.87%        11.32%        (2.06)%         6.32%         4.40%

    $  266         $  249        $  259        $  309         $  409         $ 658
      0.98%(b)       1.01%         1.12%         1.17%          2.10%         1.98%

      2.15%(b)       1.84%         0.81%         0.54%         (0.19)%       (1.01)%
       (d)           1.63%         1.94%         2.19%          2.94%         3.66%
      4.03%         22.60%       163.90%       112.54%         77.91%        90.31%

                                            HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            [LOGO OF HSBC ASSET MANAGEMENT
                                            AMERICAS INC. APPEARS HERE]
--------------------------------------------------------------------------------

                                            International Equity Fund

HSBC/SM/ Mutual Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management Americas Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Fund are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.
                                                                            8/00
Semi-Annual Report
June 30, 2000

Managed by:
HSBC Asset Management Americas Inc.

Sponsored and distributed by:
BISYS Fund Services